UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  November 04, 2009


                            MONARCH SERVICES, INC.
                            ----------------------
           (Exact name of registrant as specified in its charter)


      Maryland                          000-08512               52-1073628
      --------                          ---------               ----------
(State or other jurisdiction      (Commission file number)    (IRS Employer
of incorporation or organization)                          Identification No.)


                   4517 Harford Road, Baltimore, Maryland 21214
                   --------------------------------------------
                (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (410) 254-9200
                                                          --------------

                                      N/A
                                      ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 2.01.     Completion of Acquisition or Disposition of Assets.

On November 4, 2009, Girls' Life Plantation Parcel, LLC ("Seller"), a wholly-owned subsidiary of Monarch Services, Inc. (the "Registrant"), sold a parcel containing approximately 13 acres of land, plus the building and improvements thereon erected (the "Property") owned by the seller to Baltimore County, Maryland, Bureau of Land Acquisition (the "Buyer") pursuant to a Contract of Sale Agreement revised July 15, 2009 by and among the Seller, Buyer and Registrant.

The selling price of the property was $624,000. After credit for property taxes paid by the Company, the gross amount received from the sale was $626,115.00. Other expenses paid by the Company in advance of the sale included attorney fees, engineering consultant fees, excavating fees and surveying fees in the amount of approximately $78,000.

The Registrant intends to distribute the proceeds received from the Seller in respect of the asset sale to stockholders after the sale of its remaining assets, and after satisfying all outstanding indebtedness and complying with all corporate and regulatory requirements.

The Company will begin the process of distributing its cash assets to stockholders after satisfying all outstanding indebtedness and complying with all corporate and regulatory requirements.

This report on Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but rather statements about management's beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as "anticipate", "estimate", "should", "expect", "believe", "intend", and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. These risks and uncertainties include, but are not limited to, changes in general economic, market, or business conditions; changes in laws or regulations or policies of federal and state regulators and agencies; and other circumstances beyond the control of the Corporation. Consequently, all of the forward-looking statements made in this report are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated will be realized, or if substantially realized, will have the expected consequences on the Company's business or operations.












SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               MONARCH SERVICES, INC.


Dated:  November 05, 2009                      By:/s/ Jackson Y. Dott
                                               -------------------------
                                               Jackson Y. Dott
                                               President and CEO